UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2009 (December 17, 2009)
AMERICAN OIL & GAS INC.

(Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1050 17th Street, Suite 2400 Denver, CO 80265

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 991-0173
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, the securities described herein, nor shall there be any sale of these securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful.
ITEM 1.01—Entry Into A Material Definitive Agreement
     On December 17, 2009, American Oil and Gas Inc., a Nevada corporation (“American”), entered into a placement agency agreement (the “Placement Agency Agreement”) with C.K. Cooper & Company, Inc. as lead placement agent, and Ladenburg Thalmann & Co. Inc. acting as co-placement agent, relating to a proposed registered direct offering of 9,000,000 shares of American’s common stock, par value $0.001 per share (“Common Stock”) to certain purchasers. A copy of the Placement Agency Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference. The closing for the sale of shares of Common Stock is expected to take place on or before December 24, 2009, subject to the satisfaction of customary closing conditions.
     In addition, on December 17, 2009, American entered into definitive stock purchase agreements with certain purchasers relating to the sale of an aggregate of 9,000,000 shares for a purchase price of $3.50 per share for aggregate gross proceeds of $31.5 million, before deducting placement agent fees and other offering expenses. A copy of the form of stock purchase agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.
     The shares of Common Stock being offered by American in this offering were registered under an existing shelf registration statement on Form S-3 (Registration No. 333-155810), which the Securities and Exchange Commission declared effective on May 4, 2009.
ITEM 7.01—Regulation FD Disclosure
     On December 18, 2009, American issued a press release announcing the pricing of the offering of Common Stock described in Item 1.01 above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.
     The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Title of Document	Location

1.1	Placement Agency Agreement dated December 17, 2009	Attached

5.1	Legal Opinion of Patton Boggs, LLP	Attached

10.1	Form of Stock Purchase Agreement	Attached

23.1	Consent of Patton Boggs, LLP (see Exhibit 5.1)	Attached

99.1	Press Release dated December 18, 2009	Attached

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2009	AMERICAN OIL & GAS INC.
	By:	/s/ Andrew P. Calerich
Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit
Number	Title of Document	Location

1.1	Placement Agency Agreement dated December 17, 2009	Attached

5.1	Legal Opinion of Patton Boggs, LLP	Attached

10.1	Form of Stock Purchase Agreement	Attached

23.1	Consent of Patton Boggs, LLP (see Exhibit 5.1)	Attached

99.1	Press Release dated December 18, 2009	Attached

4